SAFECO GROWTH FUND
SAFECO EQUITY FUND
SAFECO INCOME FUND
SAFECO NORTHWEST FUND
SAFECO INTERNATIONAL STOCK FUND
SAFECO BALANCED FUND
SAFECO SMALL COMPANY STOCK FUND

NO-LOAD CLASS                                               SEPTEMBER 30, 1996
------------------------------------------------------------------------------

Each mutual fund named above ("Fund") is a series of the SAFECO Common Stock Trust ("Trust"), an open-end, management investment company. The investment objective for each Fund appears on page 3.

This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE. A Statement of Additional Information, dated September 30, 1996 and incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available at no charge upon request by calling one of the numbers listed on this page. The Statement of Additional Information and other material incorporated by reference herein are also available on the Securities and Exchange Commission website (http://www.sec.gov). The Statement of Additional Information contains more information about many of the topics in this Prospectus as well as information about the trustees and officers of the Trust.


For additional assistance, please call or write:

                Nationwide 1-800-624-5711; Seattle 1-206-545-7319
                 Hearing Impaired TTY/TDD Service 1-800-438-8718

                               SAFECO Mutual Funds
                              No-Load Class Shares
                                 P.O. Box 34890
                             Seattle, WA 98124-1890

                      ALL TELEPHONE CALLS ARE TAPE-RECORDED
                              FOR YOUR PROTECTION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR

ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE U.S. GOVERNMENT OR ANY BANK, NOR ARE FUND SHARES FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND FUND SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, any Fund, or by SAFECO Securities. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Trust, any Fund, or by SAFECO Securities in any state in which such offer or solicitation may not lawfully be made.

SAFECO GROWTH FUND ("Growth Fund") has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation.

SAFECO EQUITY FUND ("Equity Fund") has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/or dividend potential and from a long-range investment standpoint.

SAFECO INCOME FUND ("Income Fund") has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Income Fund invests primarily in common and preferred stock and in convertible bonds selected for dividend potential.

SAFECO NORTHWEST FUND ("Northwest Fund") has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington ("Northwest").

SAFECO BALANCED FUND ("Balanced Fund") has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed income securities.

SAFECO INTERNATIONAL STOCK FUND ("International Fund") has as its investment objective to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

SAFECO SMALL COMPANY STOCK FUND ("Small Company Fund") has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

There is no assurance that a Fund will achieve its investment objective.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----

INTRODUCTION TO THE TRUST AND THE FUNDS....................................  5
EXPENSES ..................................................................  6
FINANCIAL HIGHLIGHTS.......................................................  8
SUB-ADVISER INFORMATION FOR THE INTERNATIONAL FUND......................... 18
EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES.............................. 19
RISK FACTORS............................................................... 28
PORTFOLIO MANAGERS......................................................... 30
HOW TO PURCHASE SHARES..................................................... 32
HOW TO REDEEM SHARES....................................................... 34
HOW TO SYSTEMATICALLY PURCHASE OR REDEEM SHARES............................ 36
HOW TO EXCHANGE SHARES FROM ONE FUND TO ANOTHER............................ 37
TELEPHONE TRANSACTIONS..................................................... 39
TRANSACTIONS THROUGH REGISTERED INVESTMENT ADVISERS........................ 39
SHARE PRICE CALCULATION.................................................... 40
INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUST......................................... 41
PERSONS CONTROLLING CERTAIN FUNDS.......................................... 45
PERFORMANCE INFORMATION.................................................... 45
FUND DISTRIBUTIONS AND HOW THEY ARE TAXED.................................. 46
TAX-DEFERRED RETIREMENT PLANS.............................................. 47
ACCOUNT STATEMENTS......................................................... 48
ACCOUNT CHANGES AND SIGNATURE REQUIREMENTS................................. 48
DESCRIPTION OF STOCKS, BONDS AND CONVERTIBLE SECURITIES.................... 49
RATINGS SUPPLEMENT ........................................................ 50

-------------------------------------------------
INTRODUCTION TO THE TRUST AND THE FUNDS
-------------------------------------------------

The Trust is a series investment company that currently issues shares representing seven diversified mutual funds: Growth Fund, Equity Fund, Income Fund, Northwest Fund, Balanced Fund, International Fund and Small Company Fund (collectively, the "Funds").

THE FUNDS

Each Fund offers multiple classes of shares. No-Load Class shares of each Fund are offered through this prospectus.

The No-Load Class of Each Fund:

- Is 100% no-load; there are no initial or contingent deferred sales charges or Rule 12b-1 fees.

- Offers free exchanges as well as easy access to your money through telephone redemptions and wire transfers.

- Has a minimum initial investment of $1,000 for regular accounts and $250 for individual retirement accounts ("IRAs").

RISK FACTORS

There is, of course, no assurance that a Fund will achieve its investment objective. See "Each Fund's Investment Objective and Policies" for more information.

There is a risk that the market value of each Fund's portfolio of securities may decrease and result in a decrease in the value of a shareholder's investment. Because the Northwest Fund concentrates its investments primarily in the Northwest, it may be subject to special risks. Investors should carefully consider the investment risks of such geographic concentration before purchasing shares of the Northwest Fund. Because the International Fund invests primarily in foreign securities, it is subject to various risks in addition to those associated with U.S. investments. For example, the value of the International Fund depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the Fund invests. The Small Company Fund invests in small-sized companies, which involves greater risks than investments in larger, more established issuers and their securities can be subject to more abrupt and erratic movements in price. See "Each Fund's Investment Objective and Policies" for more information.

INVESTMENT ADVISER; SUB-ADVISER OF INTERNATIONAL FUND

Each Fund is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and managed over $2 billion in mutual fund assets as of August 31, 1996. SAM has been an adviser to mutual funds and other investment portfolios since 1973 and its predecessors have been advisers since 1932. The Bank of Ireland Asset Management (U.S.) Limited (the "Sub-Adviser") acts as a sub-adviser to the International Fund. The Sub-Adviser is a direct, wholly-owned subsidiary of Bank of Ireland Asset Management Limited (an investment advisory firm), which is headquartered in Dublin, Ireland, and an indirect, wholly-owned subsidiary of the Bank of Ireland, which is also headquartered in Dublin, Ireland. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

-----------
EXPENSES
-----------

A.       SHAREHOLDER TRANSACTION EXPENSES FOR THE NO-LOAD CLASS OF EACH FUND


                    Sales Charge        Contingent
Sales Charge        Imposed on          Deferred
Imposed on          Reinvested          Sales           Redemption      Exchange
Purchases           Dividends           Charge          Fees            Fees
---------           ---------           ------          ----            ----

NONE                NONE                NONE            NONE            NONE

SAFECO Services Corporation ("SAFECO Services"), the transfer agent for the Funds, charges a $10 fee to wire redemption proceeds.

B. ANNUAL OPERATING EXPENSES FOR THE NO-LOAD CLASS OF EACH FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                              Total
                                                       Management                  Other                     Operating
Fund                      12b-1 Fees             +     Fee                   +     Expenses              =   Expenses
----                      ----------                   ----------                  --------                  --------
Growth                    None                           .67%                       .31%                        .98%
Equity                    None                           .61%                       .23%                        .84%
Income                    None                           .68%                       .18%                        .86%
Northwest                 None                           .73%                       .36%                       1.09%

Balanced                  None                           .75%                       .24%                        .99%

International             None                          1.10%                       .23%                       1.33%

Small Company             None                           .85%                       .23%                       1.08%

The amounts shown are actual expenses incurred by the Growth, Equity, Income and Northwest Funds for the fiscal year ended September 30, 1995. The amounts shown for the Balanced, International, and Small Company Funds are annualized expenses based on the maximum management fee and estimated "other expenses" for the fiscal period ending September 30, 1996. The management fees paid by the International and Small Company Funds are higher than the management fees paid by most other investment companies. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

C.       EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment in No-Load Class shares assuming a 5% annual return. The example also assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in "Annual Operating Expenses" above remain the same in the years shown.

Fund                                             1 Year              3 Years              5 Years              10 Years
----                                             ------              -------              -------              --------
Growth                                             $10                  $31                  $54                 $120
Equity                                             $ 9                  $27                  $47                 $104
Income                                             $ 9                  $28                  $48                 $107
Northwest                                          $11                  $35                  $60                 $133
Balanced                                           $10                  $32
International                                      $14                  $42
Small Company                                      $11                  $34

The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the No-Load Class of each Fund would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. A FUND'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF ANY FUND.

-------------------------
FINANCIAL HIGHLIGHTS
-------------------------

The amounts shown for each Fund in the Financial Highlights tables that follow are based upon a single share outstanding throughout the period indicated. Except for the six month (Growth, Equity, Income and Northwest) and two month and one day (Balanced, International and Small Company) periods ended March 31, 1996, the following selected data for the Funds has been derived from financial statements that have been audited by Ernst & Young LLP, independent auditors. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Trust's annual report to shareholders and incorporated by reference in the Trust's Statement of Additional Information. The following selected data for the six month (Growth, Equity, Income and Northwest) and two month and one day (Balanced, International and Small Company) periods ended March 31, 1996 has been derived from unaudited financial statements. The data should be read in conjunction with the financial statements, related notes and other financial information included in the Trust's semiannual report to shareholders and incorporated by reference in the Trust's Statement of Additional Information. A copy of the Trust's Statement of Additional Information may be obtained by calling one of the numbers on the front page of this Prospectus.

FINANCIAL HIGHLIGHTS
(For a No-Load Class Share Outstanding Throughout the Period)



SAFECO GROWTH FUND

                                                                    YEAR ENDED SEPTEMBER 30
                  FOR THE SIX MONTH
                       PERIOD ENDED
                     MARCH 31, 1996
                        (UNAUDITED)         1995           1994           1993           1992           1991           1990
                        -----------         ----           ----           ----           ----           ----           ----

Net asset value
  at beginning
  of period            $     15.83      $     17.37    $     19.20    $     13.98    $     17.95    $     11.14    $     17.22
INCOME (LOSS)
FROM
INVESTMENT
OPERATIONS:
  Net investment
    (loss) income             --                .07           (.02)          (.02)          (.01)           .05            .14
  Net realized
    and unrealized
    gain (loss) on
    investments               1.50             4.07            .78           5.39          (3.15)          7.77          (4.20)
                       -----------      -----------    -----------    -----------    -----------    -----------    -----------

Total from investment
operations                    1.50             4.14            .76           5.37          (3.16)          7.82          (4.06)
                       -----------      -----------    -----------    -----------    -----------    -----------    -----------

LESS
DISTRIBUTIONS:
  Dividends from
    net
    investment
    income                    --               (.07)          --             --             --             (.05)          (.14)
  Distributions from
   capital gains             (0.17)           (5.61)         (2.59)          (.15)          (.81)          (.96)         (1.88)
                       -----------      -----------    -----------    -----------    -----------    -----------    -----------

Total distributions          (0.17)           (5.68)         (2.59)          (.15)          (.81)         (1.01)         (2.02)
                       -----------      -----------    -----------    -----------    -----------    -----------    -----------
Net asset value
  at end of
  period               $     17.16      $     15.83    $     17.37    $     19.20    $     13.98    $     17.95    $     11.14
                       ===========      ===========    ===========    ===========    ===========    ===========    ===========

Total return                  9.58%+          23.93%          3.88%         38.43%       -17.83%          70.22%       -23.67%
Net assets at
  end of period
  (000's omitted)      $   193,167      $   176,483    $   156,108    $   158,723    $   127,897    $   155,429    $    59,164
Ratio of expenses
  to average net
  assets                      0.99%++           .98%           .95%           .91%           .91%           .90%          1.01%
Ratio of net
  investment
  income (loss) to
  average net
  assets                      0.05%++           .34%          -.12%          -.10%          -.10%           .36%           .88%
Portfolio turnover
  rate                      137.98%++        110.44%         71.18%         57.19%         85.38%         49.86%         90.48%
Avg. Commission
  rate paid            $      0.0572            --            --             --             --             --             --

+Not annualized.
++Annualized.
*Unaudited.

SAFECO GROWTH FUND


                                      YEAR ENDED SEPTEMBER 30

                           1989          1988          1987          1986
                           ----          ----          ----          ----

Net asset value
  at beginning
  of period            $     14.95   $     18.13   $     15.40   $     16.86
INCOME (LOSS)
FROM
INVESTMENT
OPERATIONS
  Net investment
    (loss) income              .53           .35           .24           .31
  Net realized
    and unrealized
    gain (loss) on
    investments               3.17          (.99)         4.31          1.62
                       -----------   -----------   -----------   -----------

Total from investment
operations                    3.70          (.64)         4.55          1.93
                       -----------   -----------   -----------   -----------

LESS
DISTRIBUTIONS:
  Dividends from
    net
    investment
    income                    (.53)         (.48)         (.23)         (.42)
  Distributions from
   capital gains              (.90)        (2.06)        (1.59)        (2.97)
                       -----------   -----------   -----------   -----------

Total distributions          (1.43)        (2.54)        (1.82)        (3.39)
                       -----------   -----------   -----------   -----------
Net asset value
  at end of
  period               $     17.22   $     14.95   $     18.13   $     15.40
                       -----------   -----------   -----------   -----------

Total return                 25.23%       -1.47%         32.68%        13.29%*
Net assets at
  end of period
  (000's omitted)      $    81,472   $    74,324   $    82,703   $    68,375
Ratio of expenses
  to average net
  assets                       .94%          .98%          .92%          .85%

 Ratio of net
  investment
  income (loss) to
  average net
  assets                     3.27%          2.37%          1.46%          1.90%
Portfolio turnover
  rate                      11.38%         19.31%         23.61%         46.04%
Avg. Commission                 --             --             --             --
  rate paid

+Not annualized.
++Annualized.
*Unaudited.

SAFECO EQUITY FUND



                                                                  YEAR ENDED SEPTEMBER 30

                     FOR THE SIX MONTH
                          PERIOD ENDED
                        MARCH 31, 1996
                           (UNAUDITED)          1995            1994            1993            1992           1991           1990
                           -----------          ----            ----            ----            ----           ----           ----

Net asset value
  at beginning
  of period             $    15.31        $    13.89      $    12.54      $     9.53      $    10.38     $     8.43     $    10.10
INCOME FROM
INVESTMENT
OPERATIONS:
  Net investment
    income                     .14               .34             .23             .17             .15            .17            .22
  Net realized
    and unrealized
    gain (loss) on
    investments                .99              2.59            1.83            3.79            (.09)          2.37          (1.28)
                        ----------        ----------      ----------      ----------      ----------     ----------     ----------
Total from investment
operations                    1.13              2.93            2.06            3.96             .06           2.54          (1.06)
                        ----------        ----------      ----------      ----------      ----------     ----------     ----------
LESS
DISTRIBUTIONS:
  Dividends from
    net
    investment
    income                    (.14)             (.34)           (.23)           (.17)           (.15)          (.17)          (.22)
  Distributions from
   capital gains              (.32)            (1.17)           (.48)           (.78)           (.76)          (.42)          (.39)
                        ----------        ----------      ----------      ----------      ----------     ----------     ----------
Total distributions           (.46)            (1.51)           (.71)           (.95)           (.91)          (.59)          (.61)
                        ----------        ----------      ----------      ----------      ----------     ----------     ----------
Net asset value
  at end of
  period                $    15.98        $    15.31      $    13.89      $    12.54      $     9.53     $    10.38     $     8.43
                        ==========        ==========      ==========      ==========      ==========     ==========     ==========
Total return                  7.50%+           21.59%          16.51%          41.77%            .41%         30.39%       -10.73%
Net assets at
  end of period
  (000's omitted)       $  636,885        $  598,582      $  412,805      $  148,894      $   74,383     $   71,586     $   51,603
Ratio of expenses
  to average net
  assets                       .79%++            .84%            .85%            .94%            .96%           .98%           .97%

Ratio of net
  investment
  income to
  average net
  assets                      1.82%++           2.38%           1.72%           1.50%           1.34%          1.70%          2.19%
Portfolio turnover
  rate                       86.93%++          56.14%          33.33%          37.74%          39.88%         45.21%         51.01%
Avg. Commission
  rate paid             $   0.0600                --              --              --              --             --

+Not annualized.
++Annualized.
*Unaudited.


                                           YEAR ENDED SEPTEMBER 30


                               1989           1988           1987           1986
                               ----           ----           ----           ----
Net asset value
  at beginning
  of period              $     8.51     $    12.23     $    11.44     $    10.25
INCOME FROM
INVESTMENT
OPERATIONS
  Net investment
    income                      .39            .18            .21            .29
  Net realized
    and unrealized
    gain (loss) on
    investments                2.26          (1.82)          2.83           2.46
                         ----------     ----------     ----------     ----------
Total from investment
operations                     2.65          (1.64)          3.04           2.75
                         ----------     ----------     ----------     ----------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                     (.39)          (.23)          (.22)          (.34)
  Distributions from
   capital gains               (.67)         (1.85)         (2.03)         (1.22)
                         ----------     ----------     ----------     ----------
Total distributions           (1.06)         (2.08)         (2.25)         (1.56)
                         ----------     ----------     ----------     ----------
Net asset value
  at end of
  period                 $    10.10     $     8.51     $    12.23     $    11.44
                         ==========     ==========     ==========     ==========
Total return                  32.12%        -9.93%          31.75%         29.61%*

Net assets at
  end of period
  (000's omitted)           $53,892       $45,625         $64,668        $46,740
Ratio of expenses
  to average net
  assets                        .96%         1.00%            .97%           .88%
Ratio of net
  investment
  income to
  average net
  assets                       4.13%         2.16%           1.92%          2.55%
Portfolio turnover
  rate                        63.62%        88.19%          85.11%         86.39%
Avg. Commission
  rate paid                    --            --              --             --

+Not annualized.
++Annualized.
*Unaudited.

SAFECO INCOME FUND




                                                          YEAR ENDED SEPTEMBER 30

                   FOR THE SIX MONTH
                        PERIOD ENDED
                      MARCH 31, 1996
                         (UNAUDITED)       1995            1994            1993            1992            1991            1990
                   -----------------       ----            ----            ----            ----            ----            ----
Net asset value
  at beginning
  of period             $  19.11         $  17.25        $  17.79        $  16.27        $  15.35        $  12.89        $  16.44
INCOME FROM
INVESTMENT
OPERATIONS:
  Net investment
    income                   .36              .82             .81             .78             .80             .81             .85
  Net realized
    and unrealized
    gain (loss) on
    investments             1.42             2.71            (.30)           1.52             .96            2.53           (3.39)
                        --------         --------        --------        --------        --------        --------        --------
Total from investment
operations                  1.78             3.53             .51            2.30            1.76            3.34           (2.54)
                        --------         --------        --------        --------        --------        --------        --------
LESS
DISTRIBUTIONS:
  Dividends from
    net
    investment
    income                  (.36)            (.82)           (.81)           (.78)           (.80)           (.83)           (.83)
  Distributions from
   capital gains            (.06)            (.85)           (.24)           --              (.04)           (.05)           (.18)
                        --------         --------        --------        --------        --------        --------        --------
Total distributions         (.42)           (1.67)          (1.05)           (.78)           (.84)           (.88)          (1.01)
                        --------         --------        --------        --------        --------        --------        --------
Net asset value
  at end of
  period                $  20.47         $  19.11        $  17.25        $  17.79        $  16.27        $  15.35        $  12.89
                        ========         ========        ========        ========        ========        ========        ========
Total return                9.37%+          21.04%           2.98%          14.35%          11.75%          26.43%        -16.06%
Net assets at
  end of period
  (000's omitted)       $235,395         $217,870        $190,610        $203,019        $181,582        $181,265        $170,153

Ratio of expenses
  to average net
  assets                    .85%++            .87%            .86%            .90%            .90%            .93%            .92%
Ratio of net
  investment
  income to
  average net
  assets                   3.59%++           4.55%           4.59%           4.55%           5.06%           5.58%           5.59%
Portfolio turnover
  rate                    24.82%++          31.12%          19.30%          20.74%          20.35%          22.25%          19.37%
Avg. Commission
  rate paid             $0.0600                --              --              --              --              --

+Not annualized.
++Annualized.
*Unaudited.

SAFECO INCOME FUND                                             YEAR ENDED SEPTEMBER 30

                              1989            1988           1987            1986
                              ----            ----           ----            ----
Net asset value
  at beginning
  of period                 $  14.32        $  17.16       $  15.52        $  12.96
INCOME FROM
INVESTMENT
OPERATIONS
  Net investment
    income                       .81             .78            .78             .78
  Net realized
    and unrealized
    gain (loss) on
    investments                 2.12           (1.80)          2.37            3.13
                            --------        --------       --------        --------
Total from investment
operations                      2.93           (1.02)          3.15            3.91
                            --------        --------       --------        --------
LESS
DISTRIBUTIONS
  Dividends from
    net
    investment
    income                      (.81)           (.98)          (.78)           (.79)
  Distributions from
   capital gains                --              (.84)        (.73)**           (.56)
                            --------        --------       --------        --------
Total distributions             (.81)          (1.82)         (1.51)          (1.35)
                            --------        --------       --------        --------
Net asset value
  at end of
  period                    $  16.44        $  14.32       $  17.16        $  15.52
                            ========        ========       ========        ========
Total return                   21.00%         -4.61%          21.41%          31.76%*
Net assets at
  end of period
  (000's omitted)           $232,812        $231,724       $313,308        $102,254
Ratio of expenses
  to average net
  assets                         .92%            .97%           .94%            .95%
Ratio of net
  investment
  income to
  average net
  assets                        5.28%           5.58%          4.53%           5.08%
Portfolio turnover
  rate                         16.38%          34.13%         33.08%          28.90%
Avg. Commission
  rate paid                     --              --             --              --

+Not annualized.
++Annualized.
*Unaudited.
**Distributions include $.04 of additional gain arising from investment transactions of securities acquired in a nontaxable exchange.

SAFECO NORTHWEST FUND

                                                                                    FOR THE NINE
                          FOR THE SIX MONTH                                         MONTH PERIOD
                               PERIOD ENDED      YEAR ENDED        YEAR ENDED           ENDED
                             MARCH 31, 1996     SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,
                                (UNAUDITED)         1995                1994            1993
                        -------------------    ---------------   --------------   ----------------

Net asset value
  at beginning
  of period                        $14.41             $12.59           $12.34             $12.59
INCOME FROM
INVESTMENT
OPERATIONS:
  Net investment
    income                            .01                .04              .04                .02
  Net realized
    and unrealized
    gain (loss) on
    investments                      1.01               2.35              .59              (.25)
                                     ----               ----              ---              -----
Total from investment
operations                           1.02               2.39              .63              (.23)
                                     ----               ----              ---              -----
LESS
DISTRIBUTIONS:
  Dividends from
    net
    investment
    income                          (.01)              (.04)            (.04)              (.02)
  Distributions from
   capital gains                    (.35)              (.53)            (.34)                --
                                    -----              -----            -----               ----
Total distributions                 (.36)              (.57)            (.38)              (.02)
                                    -----              -----            -----              -----
Net asset value
  at end of
  period                           $15.07             $14.41           $12.59             $12.34
                                   ======             ======           ======             ======
Total return                       7.33%+             19.01%            5.19%            -1.86%+
Net assets at
  end of period
  (000's omitted)                 $43,228            $40,140          $36,383            $39,631
Ratio of expenses
  to average net
  assets                          1.11%++              1.09%            1.06%            1.11%++

Ratio of net
  investment
  income to
  average net
  assets                           .14%++               .31%             .33%             .18%++
Portfolio turnover
  rate                           45.32%++             19.59%           18.46%           14.05%++
Avg. Commission
  rate paid                       $0.0583                 --               --                 --

+Not annualized.
++Annualized.

SAFECO NORTHWEST FUND

                                            FOR THE PERIOD FROM
                                              FEBRUARY 7, 1991
                             YEAR ENDED       (INITIAL PUBLIC
                             DECEMBER 31,       OFFERING) TO
                               1992          DECEMBER 31, 1991
                           --------------    -------------------

Net asset value
  at beginning
  of period                      $11.37                 $10.06
INCOME FROM
INVESTMENT
OPERATIONS:
  Net investment
    income                          .06                    .13
  Net realized
    and unrealized
    gain (loss) on
    investments                    1.53                   1.44
                                   ----                   ----
Total from investment
operations                         1.59                   1.57
                                   ----                   ----
LESS
DISTRIBUTIONS:
  Dividends from
    net
    investment
    income                        (.06)                  (.19)
  Distributions from
   capital gains                  (.31)                  (.07)
                                  -----                  -----
Total distributions               (.37)                  (.26)
                                  -----                  -----
Net asset value
  at end of
  period                         $12.59                 $11.37
                                 ======                 ======
Total return                     14.08%                14.93%+
Net assets at
  end of period
  (000's omitted)               $40,402                $26,434
Ratio of expenses
  to average net
  assets                          1.11%                1.27%++
Ratio of net
  investment
  income to
  average net
  assets                           .55%                1.14%++
Portfolio turnover
  rate                           33.34%               27.71%++
Avg. Commission
  rate paid                         --                   --

+Not annualized.
++Annualized.

SAFECO BALANCED FUND, INTERNATIONAL FUND, AND SMALL COMPANY FUND

                                                                                          FOR THE PERIOD FROM JANUARY 31, 1996
                                                                                   (INITIAL PUBLIC OFFERING) TO MARCH 31, 1996
                                                           -------------------------------------------------------------------

                                                                           SAFECO                SAFECO                 SAFECO
                                                                         BALANCED         INTERNATIONAL          SMALL COMPANY
                                                                             FUND            STOCK FUND             STOCK FUND
                                                                      (UNAUDITED)           (UNAUDITED)            (UNAUDITED)
Net Asset Value at
  Beginning of Period                                                      $10.00                $10.00                 $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                       .05                   .03                    .01
  Net realized and unrealized gain (Loss)
    on investment and foreign
    currency transactions                                                   (.03)                   .01                    .48
                                                                            -----                   ---                    ---

    Total from investment operations                                          .02                   .04                    .49
                                                                              ---                   ---                    ---

LESS DISTRIBUTIONS:
  Dividends from net investment income                                      (.05)                    --                     --
  Distributions from realized gains                                            --                    --                     --
                                                                               --                    --                     --

 Total Distributions                                                        (.05)                    --                     --
                                                                            -----                    --                     --

Net asset value at end of period                                            $9.97                $10.04                 $10.49
                                                                            =====                ======                 ======

Total Return                                                                .17%+                 .40%+                 4.90%+

Net assets at end of period (000's omitted)                                $6,353                $6,461                 $6,406
Ratio of expenses to average net assets                                   1.69%++               2.53%++                1.82%++
Ratio of net investment income (Loss)
 to average net assets                                                    3.10%++               1.87%++                 .89%++
Portfolio turnover rate                                                 351.35%++               3.97%++               22.28%++
Average commission rate paid                                               $.0552                $.0250                 $.0538

-------------
+   Not Annualized.
++  Annualized.

The information listed above is based on a two month operating history and may not be indicative of longer-term results. More information about the Funds is contained in their Semi-Annual Report to shareholders, which may be obtained without charge by calling one of the numbers on the first page of this Prospectus.

---------------------------------------------------------------

SUB-ADVISER INFORMATION FOR THE INTERNATIONAL FUND

---------------------------------------------------------------


The International Fund's sub-adviser, Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), has been managing separate accounts for institutional clients in the United States for six years. BIAM's past performance in advising these accounts was a key factor in its selection as the Fund's sub-adviser. The performance illustrated in the table that follows is based on the return achieved on BIAM's fully discretionary international equity composite of accounts ("Composite") consisting of 27 accounts totaling approximately $2.6 billion which comprised approximately 70.2% of BIAM's assets under management as of December 31, 1995. These returns reflect the time-weighted total returns achieved by the Composite's constituent accounts, weighted by reference to their sizes. The past performance of the Composite is shown after reduction by the International Fund's maximum investment management and estimated administrative expenses (1.33% per year).

                              For the Periods Ended December 31, 1995

                  One Year          Two Years         Three Years       Four Years       Five Years        Six Years
                  --------          ---------         -----------       ----------       ----------        ---------
BIAM              19.24%            5.26%             16.25%            15.20%           14.49%            11.25%





Morgan
Stanley
Europe,
Australia and
Far East
Index
("EAFE
Index")           11.56%            9.80%             17.02%             9.02%            9.71%             3.38%

The EAFE Index is used for comparison purposes only. The EAFE Index is an unmanaged index of representative international stocks that has no management or expense charges. Performance is based on historical earnings and is not intended to indicate future performance.

Please keep in mind that the International Fund's performance may differ from the Composite performance. The International Fund's expenses, timing of purchases and sales of portfolio securities, availability of cash flows, brokerage commissions and diversification of the portfolio are all reasons that might cause the performance of the International Fund to vary from that of the Composite. There are a number of ways to calculate performance, and it is possible that if a different method were used the result would have varied. Finally, the past performance of the Composite is no guarantee of the future results of the International Fund.

------------------------------------------------------

EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES

-------------------------------------------------------

The investment objective and investment policies for each Fund are described below. The Trust's Board of Trustees may change a Fund's objective without shareholder vote, but no such change will be made without 30 days' prior written notice to shareholders of that Fund. In the event a Fund changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Each Fund has adopted a number of investment restrictions. If a Fund follows a percentage limitation at the time of investment, a later increase or decrease in values, assets or other circumstances will not be considered in determining whether a Fund complies with the applicable policy (except to the extent the change may impact a Fund's borrowing limits). Unless otherwise stated, the investment policies and limitations described below under each Fund's description and "Common Investment Practices" are non-fundamental and may be changed without a shareholder vote.

GROWTH FUND

The Growth Fund has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Fund ordinarily invests a preponderance of its assets in common stock selected primarily for potential appreciation. Such investments may cause its share price to be more volatile than the Equity and Income Funds.

To pursue its investment objective, the Growth Fund:

1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation.

3. MAY INVEST UP TO 5% OF NET ASSETS IN CONTINGENT VALUE RIGHTS. A contingent value right is a right issued by a corporation that takes on a preestablished value if the underlying common stock does not attain a target price by a specified date.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 50.

EQUITY FUND

The Equity Fund has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Fund invests principally in common stock selected for appreciation and/or dividend potential and from a long-range investment standpoint. The Equity Fund does not seek to achieve both growth and income with every portfolio security investment. Rather, it attempts to achieve a reasonable balance between growth and income on an overall basis.

To pursue its investment objective, the Equity Fund:

1. WILL INVEST, DURING NORMAL MARKET CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES (WHICH INCLUDE COMMON STOCKS AND PREFERRED STOCKS). The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, WHETHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER), EXCEPT THAT LESS THAN 35% OF ITS NET ASSETS WILL BE INVESTED IN SUCH SECURITIES. The Equity Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Equity Fund's net assets will be invested in such securities. The Equity Fund will not purchase a bond rated below Ca by Moody's Investors Service, Inc. ("Moody's") or CC by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies ("S&P") or which is in default on the payment of principal and interest. Bonds rated Ca or CC are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 30 for more information.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 50. For a description of debt securities ratings, see the "Ratings Supplement" on page 51.

INCOME FUND

The Income Fund has as its investment objective to seek high current income and, when consistent with its objective, the long-term growth of capital. The Fund currently intends to place greatest emphasis on holding common stock, convertible corporate bonds and convertible preferred stock. SAM will select securities primarily for current income, but also with a view toward capital growth when this can be accomplished without conflicting with the Fund's investment objective.

To pursue its investment objective, the Income Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCK AND ALSO IN CONVERTIBLE AND NON-CONVERTIBLE CORPORATE BONDS AND PREFERRED STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK EITHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER).

         The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Income Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Income Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 28 for more information.

2. MAY INVEST UP TO 10% OF TOTAL ASSETS IN EURODOLLAR BONDS WHICH ARE ISSUED BY U.S. ISSUERS. Eurodollar bonds are traded in the European bond market and are denominated in U.S. dollars. The Fund will purchase Eurodollar bonds through U.S. securities dealers and hold such bonds in the United States. The delivery of Eurodollar bonds to the Fund's custodian in the United States may cause slight delays in settlement which are not anticipated to affect the Fund in any material, adverse manner.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 49. For a description of debt securities ratings, see the "Ratings Supplement" on page 50.

NORTHWEST FUND

The Northwest Fund has as its investment objective to seek long-term growth of capital through investing primarily in Northwest companies. To pursue its objective, the Fund will invest at least 65% of its total assets in securities issued by companies with their principal executive offices located in Alaska, Idaho, Montana, Oregon or Washington.

To pursue its investment objective, the Northwest Fund:

1. WILL ORDINARILY INVEST ITS ASSETS IN SHARES OF COMMON STOCKS AND PREFERRED STOCKS OF COMPANIES LOCATED IN THE NORTHWEST SELECTED PRIMARILY FOR POTENTIAL LONG-TERM APPRECIATION. To determine those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. The Fund generally invests a portion of its assets in smaller companies. See "Risk Factors" for more information about the risks of investing primarily in companies located in the Northwest.

2. MAY OCCASIONALLY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN THE OPINION OF SAM, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer. The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, i.e., rated in the top four categories by either S&P or Moody's.

         See "Risk Factors" for more information about the risks inherent in geographic concentration. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 50. For a description of debt securities ratings, see the "Ratings Supplement" on page 50.

BALANCED FUND

The Balanced Fund has as its investment objective to seek growth and income consistent with the preservation of capital. To pursue its objective, the Balanced Fund will invest primarily in equity and fixed income securities and will occasionally alter the mix of its equity and fixed income securities. Such action will be taken in response to economic conditions and generally in small increments. The Balanced Fund will not make significant changes in its asset mix in an attempt to "time the market."

To pursue its investment objective, the Balanced Fund:

1. WILL ORDINARILY INVEST FROM 50% TO 70% OF ITS TOTAL ASSETS IN EQUITY SECURITIES, WHICH INCLUDE COMMON STOCKS, PREFERRED STOCK AND SECURITIES CONVERTIBLE INTO COMMON STOCK. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. The Fund may purchase corporate bonds and preferred stock that convert to common stock either automatically after a specified period of time or at the option of the issuer.

         The Fund will purchase those convertible securities which, in SAM's opinion, have underlying common stock with potential for long-term growth. The Fund will purchase convertible securities which are investment grade, i.e., rated in the top four categories by either S&P or Moody's.

2. WILL INVEST AT LEAST 25% OF ITS TOTAL ASSETS IN FIXED-INCOME SENIOR SECURITIES. The Fund will purchase only those U.S. Government and investment grade debt obligations or non-rated debt obligations which in SAM's view contain the credit characteristics of investment grade debt obligations. Investment grade obligations (rated between Aaa - Baa by Moody's and AAA-BBB by S&P) are from high to medium quality. Medium quality obligations possess speculative characteristics and may be more sensitive to economic changes and changes to the financial condition of issuers.

For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 49. For a description of debt securities ratings, see the "Ratings Supplement" on page 50.

INTERNATIONAL FUND

The investment objective of the International Fund is to seek maximum long-term total return (capital appreciation and income) by investing primarily in common stock of established non-U.S. companies. To pursue its objective, the International Fund, under normal market conditions, will invest at least 65% of its total assets in the securities of companies domiciled in at least five countries, not including the United States.

To pursue its investment objective, the International Fund:

1. WILL INVEST PRIMARILY IN COMMON STOCKS OF NON-U.S. COMPANIES. Common stock issued by foreign companies is subject to various risks in addition to those associated with U.S. investments. For example, the value of the common stock depends in part upon currency values, the political and regulatory environments, and overall economic factors in the countries in which the common stock is issued.

2. MAY INVEST IN PREFERRED STOCKS AND CONVERTIBLE SECURITIES ISSUED BY FOREIGN COMPANIES.

3. MAY INVEST IN DEBT SECURITIES ISSUED BY FOREIGN COMPANIES AND GOVERNMENTS. The Fund will make such investments primarily for defensive purposes, but may also do so where anticipated interest rate movements, or other factors affecting the degree of risk inherent in a fixed income security, are expected to change significantly so as to produce appreciation in the security consistent with the objective of the Fund. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governments or governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. Repayment of principal and interest may depend also upon political and economic factors.

4. MAY INVEST IN PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICS"), WHICH INCLUDE FUNDS OR TRUSTS ORGANIZED AS INVESTMENT VEHICLES TO INVEST IN COMPANIES OF CERTAIN FOREIGN COUNTRIES. Investors in PFICs bear their proportionate share of the PFIC's management fees and other expenses. See "Additional Tax Information" in the Trust's Statement of Additional Information.

5. MAY PURCHASE AND SELL PUT AND CALL OPTIONS ON SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, MAY PURCHASE AND SELL THE FOLLOWING NON-LEVERAGED DERIVATIVE SECURITIES: FUTURES CONTRACTS AND RELATED OPTIONS WITH RESPECT TO SECURITIES, FINANCIAL INDICES AND FOREIGN CURRENCIES, AND MAY ENTER INTO FOREIGN CURRENCY TRANSACTIONS SUCH AS FORWARD CONTRACTS. The Fund may employ certain strategies and techniques utilizing these instruments to mitigate its exposure to changing currency exchange rates, security prices, interest rates and other factors that affect security values. There is no guarantee that these strategies and techniques will work.

         An option gives an owner the right to buy or sell securities at a predetermined exercise price for a given period of time. The writer of an option is obligated to purchase or sell (depending upon the nature of the option) the underlying securities if the option is exercised during the specified period of time. A futures contract is an agreement in which the seller of the contract agrees to deliver to the buyer an amount of cash equal to a specific dollar amount times the difference between the value of a security at the close of the last trading day of the contract and the price at which the agreement is made. A forward currency contract is an agreement to purchase or sell a foreign currency at some future time for a fixed amount of U.S. dollars.

         The Fund, under normal conditions, will not sell a put or call option if, as a result thereof, the aggregate value of the assets underlying all such options (determined as of the date such options are written) would exceed 25% of the Fund's net assets. The Fund will not purchase a put or call option or option on a futures contract if, as a result thereof, the aggregate premiums paid on all options or options on futures contracts held by the Fund would exceed 20% of its net assets. In addition, the Fund will not enter into any futures contract or option on a futures contract if, as a result thereof, the aggregate margin deposits and premiums required on all such instruments would exceed 5% of its net assets.

See "Risk Factors" for more information about the risks inherent in securities issued by foreign issuers and in the purchase and sale of options, futures and forward contracts. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 50.

SMALL COMPANY FUND

The Small Company Fund has as its investment objective to seek long-term growth of capital through investing primarily in small-sized companies. To pursue its objective, the Small Company Fund will invest primarily in companies with total market capitalization of less than $1 billion.

To pursue its investment objective, the Small Company Fund:

1. WILL INVEST AT LEAST 65% OF ITS TOTAL ASSETS IN COMMON STOCK AND PREFERRED STOCK OF SMALL-SIZED COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $1 BILLION. Companies whose capitalization falls outside this range after purchase continue to be considered small-capitalized for purposes of the 65% policy. The Fund will invest principally in common stocks selected by SAM primarily for appreciation and/or dividend potential and from a long-range investment standpoint. In determining those common and preferred stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power. Investments in small or newly formed companies involve greater risks than investments in larger, more established issuers and their securities can be subject to more abrupt and erratic movements in price. See "Risk Factors" for more information about the risks inherent in securities issued by small companies.

2. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK WHEN, IN SAM'S OPINION, THE EXPECTED TOTAL RETURN OF A CONVERTIBLE SECURITY EXCEEDS THE EXPECTED TOTAL RETURN OF COMMON STOCK ELIGIBLE FOR PURCHASE BY THE FUND. The Fund will purchase convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The Fund may invest in convertible corporate bonds that are rated below investment grade (commonly referred to as "high-yield" or "junk" bonds) or in comparable, unrated bonds, but less than 35% of the Fund's net assets will be invested in such securities. Bonds rated Ca by Moody's or CC by S&P are highly speculative and have large uncertainties or major risk exposures. See "Risk Factors" on page 28 for more information.

See "Risk Factors" for more information about the risks inherent in small company issuers. For a brief description of common stocks, preferred stocks, convertible securities, and bonds and other debt securities, see "Description of Stocks, Bonds and Convertible Securities" on page 49. For a description of debt securities ratings, see the "Ratings Supplement" on page 50.

COMMON INVESTMENT PRACTICES OF THE FUNDS

Each of the Funds may also follow the investment practices described below:

1.       MAY INVEST IN BONDS AND OTHER DEBT SECURITIES.

         Each Fund may invest in bonds and other debt securities that are rated investment grade by Moody's or S&P, or unrated bonds determined by SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

         After purchase by a Fund, a corporate bond may be downgraded or, if unrated, may cease to be comparable to a rated security. Neither event will require a Fund to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Fund should continue to hold the security in its portfolio. The Equity Fund will not hold more than 3% of its total assets and the Income Fund will not hold more than 1% of its total assets in bonds that go into default on the payment of principal and interest after purchase. In the event that 35% or more of a Fund's net assets is held in securities rated below investment grade due to a downgrade of one or more corporate bonds, SAM will engage in an orderly disposition of such securities to the extent necessary to ensure that the Fund's holdings of such securities remain below 35% of the Fund's net assets.

2. MAY INVEST IN WARRANTS. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrant. Generally, the value of a warrant will fluctuate by greater percentages than the value of the underlying common stock. The primary risk associated with a warrant is that the term of the warrant may expire before the exercise price of the common stock has been reached. Under these circumstances, a Fund could lose all of its principal investment in the warrant.

3. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH QUALITY, SHORT-TERM SECURITIES ISSUED BY AN AGENCY OR INSTRUMENTALITY OF THE U.S. GOVERNMENT, HIGH QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS (EXCEPT THE EQUITY FUND) OR REPURCHASE AGREEMENTS. The Funds may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from the sale of securities, dividend distributions from portfolio securities or cash from the sale of Fund shares to investors. SAM will waive its advisory fees for any Growth, Income, Northwest, Balanced, International or Small Company Fund assets invested in money market funds. With respect to repurchase agreements, each Fund will invest no more than 5% of its total assets in repurchase agreements and will not purchase repurchase agreements that mature in more than seven days. Counterparties of foreign repurchase agreements may be less creditworthy than U.S. counterparties.

4. MAY PURCHASE SECURITIES ON A "WHEN-ISSUED" OR "DELAYED-DELIVERY" BASIS OR PURCHASE OR SELL SECURITIES ON A "FORWARD COMMITMENT" BASIS. Under this procedure, a Fund agrees to acquire securities that are to be issued and delivered against payment in the future. The price, however, is fixed at the time of commitment. When a Fund purchases when-issued or delayed-delivery securities, its custodian bank will maintain in a temporary holding account cash, U.S. Government securities or other high-grade debt obligations having a value equal to or greater than such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities or sales of the securities held in the temporary holding account or from then-available cash flow. If a Fund chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could incur a gain or loss due to market fluctuations. Use of these techniques may affect a Fund's share price in a manner similar to leveraging.

5. MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS ("ADRS"). ADRs are registered receipts evidencing ownership of an underlying foreign security. They typically are issued in the United States by a bank or trust company. In addition to the risks of foreign investment applicable to the underlying securities, ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank or trust company, or that such information in the U.S. market may not be current. ADRs which are structured without sponsorship of the issuer of the underlying foreign security may also be subject to the risk that the foreign issuer may not provide financial and other material information to the U.S. bank or trust company issuer. The International Fund may utilize European Depositary Receipts ("EDRs"), which are similar instruments. EDRs may be in bearer form and are designed for use in the European securities markets.

6. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, EXCEPT THE INTERNATIONAL FUND, WHICH MAY INVEST 100% OF ITS ASSETS IN FOREIGN SECURITIES. Foreign securities are subject to risks in addition to those inherent in investments in domestic securities. See "Risk Factors" on page 30 for more information about the risks associated with investments in foreign securities.

7. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN SHARES OF REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs purchase real property, which is then leased, and make mortgage investments. For federal income tax purposes, REITs attempt to qualify for beneficial "modified pass-through" tax treatment by annually distributing at least 95% of their taxable income. If a REIT were unable to qualify for such tax treatment, it would be taxed as a corporation and the distributions made to its shareholders would not be deductible by it in computing its taxable income. REITs are dependent upon the successful operation of properties owned and the financial condition of lessees and mortgagors. The value of REIT units fluctuates depending on the underlying value of the real property and mortgages owned and the amount of cash flow (net income plus depreciation) generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs that are highly leveraged.

8. MAY INVEST UP TO 10% OF ITS TOTAL ASSETS IN RESTRICTED SECURITIES, PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE TRUST'S BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933, as amended ("1933 Act"), or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in restricted securities may increase the Funds' illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities. As a result, a Fund may not be able to sell these securities when its investment adviser or sub- investment adviser deems it advisable to sell, or may have to sell them at less than fair value. In addition, market quotations are sometimes less readily available for restricted securities. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

9. MAY INVEST IN SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY ARE LINKED TO A SPECIFIED EQUITY SECURITY OR SECURITIES INDEX. The value of an indexed security is determined by reference to a specific equity instrument or statistic. The performance of indexed securities depends largely on the performance of the securities or indices to which they are indexed, but such securities are also subject to credit risks associated with the issuer of the security. Indexed securities may also be more volatile than their underlying instruments.

10. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN SECURITIES OF UNSEASONED ISSUERS. Unseasoned issuers are those companies which, together with any predecessors, have been in operation for less than three years.

The following restrictions are fundamental policies of the Funds that cannot be changed without shareholder vote.

1. EACH FUND, WITH RESPECT TO 75% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S.
         GOVERNMENT SECURITIES).

2. THE GROWTH, INCOME AND NORTHWEST FUNDS MAY NOT PURCHASE MORE THAN 10% OF ANY CLASS OF SECURITIES OF ANY ONE ISSUER.

3. EACH FUND, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, MAY NOT PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES).

4. EACH FUND MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES, AND THE GROWTH FUND ONLY FOR EXTRAORDINARY OR EMERGENCY PURPOSES, FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. The Growth, Income and Northwest Funds will not borrow amounts in excess of 20%, and the Equity, Balanced, International and Small Company Funds will not borrow amounts in excess of 33%, of total assets. A Fund will not purchase securities if borrowings equal to or greater than 5% of total assets are outstanding for that Fund.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Trust's Statement of Additional Information.

----------------
RISK FACTORS
----------------

There are market risks in all securities transactions. Various factors may cause the value of a shareholder's investment in a Fund to fluctuate. The principal risk factor associated with an investment in a mutual fund like any of the Funds is that the market value of the portfolio securities may decrease, resulting in a decrease in the value of a shareholder's investment.

An investment in the Northwest Fund may be subject to different risks than a mutual fund whose investments are more geographically diverse. Since the Northwest Fund invests primarily in companies with their principal executive offices located in the Northwest, the number of issuers whose securities are eligible for purchase is significantly less than many other mutual funds. Also, some companies whose securities are held in the Northwest Fund's portfolio may primarily distribute products or provide services in a specific locale or in the Northwest region. The long-term growth of these companies can be significantly affected by business trends in and the economic health of those areas. Other companies whose securities are held by the Northwest Fund may have a predominately national or partially international market for their products or services and are more likely to be impacted by national or international trends. As a result, the performance of the Northwest Fund may be influenced by business trends or economic conditions not only in a specific locale or in the Northwest region but also on a national or international level, depending on the companies whose securities are held in its portfolio at any particular time.

The Equity, Income and Small Company Funds may invest in below investment grade bonds, which are speculative and involve greater investment risks than investment grade bonds due to the issuer's reduced creditworthiness and increased likelihood of default and bankruptcy. During periods of economic uncertainty or change, the market prices of below-investment grade bonds may experience increased volatility. Below-investment grade bonds tend to reflect short-term economic and corporate developments to a greater extent than higher quality bonds.

Because the International Fund primarily invests, and the other Funds may invest, in foreign securities, each Fund is subject to risks in addition to those associated with U.S. investments. Foreign investments involve sovereign risk, which includes the possibility of adverse local political or economic developments, expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments and currency blockage (which would prevent currency from being sold). Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There is generally less publicly available information about issuers of foreign securities as compared to U.S. issuers. Many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign issuers are less liquid and more volatile than securities of U.S. issuers. Financial markets on which foreign securities trade are generally subject to less governmental regulation as compared to U.S. markets. Foreign brokerage commissions and custodian fees are generally higher than those in the United States.

In addition, the International Fund may purchase and sell put and call options, futures contracts and forward contracts. Risks inherent in the use of futures, options and forward contracts include: the risk that interest rates, security prices and currency markets will not move in the directions anticipated; imperfect correlation between the price of the future, option or forward contract and the price of the security, interest rate or currency being hedged; the risk that potential losses may exceed the amount invested in the contracts themselves; the possible absence of a liquid secondary market for any particular instrument at any time; the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and the reduction or elimination of the opportunity to profit from increases in the value of the security, interest rate or currency being hedged.

The Growth Fund currently has an aggressive investment approach to seeking capital appreciation through investing primarily in securities issued by smaller companies. In addition, the Small Company Fund invests in companies with small market capitalizations which involve more risks than investments in larger companies. Such companies may include newly formed companies which have limited product lines, markets or financial resources and may lack management depth. The securities of small or newly formed companies may have limited marketability and may be subject to more abrupt and erratic movements in price than securities of larger, more established companies, or equity securities in general. Such volatility in price may in turn cause the Growth Fund's and Small Company Fund's share prices to be volatile.

-------------------------

PORTFOLIO MANAGERS
-------------------------

Growth Fund

The portfolio manager for the Growth Fund is Thomas M. Maguire, Vice President, SAM. Mr. Maguire has served as portfolio manager for the Fund since 1989.

Equity Fund

The portfolio manager for the Equity Fund is Richard D. Meagley, Vice President, SAM. Mr. Meagley began serving as portfolio manager for the Fund in 1995. He is also the portfolio manager for certain other SAFECO Funds. Prior to these positions, he served as portfolio manager and analyst from 1992 to 1994 for Kennedy Associates, Inc., an investment advisory firm located in Seattle, Washington. He was an Assistant Vice President of SAM and the fund manager of the SAFECO Northwest Fund from 1991 to 1992.

Income Fund

The portfolio manager for the Income Fund is Thomas E. Rath, Assistant Vice President of SAM. Mr. Rath has been a portfolio manager and securities analyst for SAFECO Corporation since 1994. From 1992 to 1994, Mr. Rath was a principal and portfolio manager for Meridian Capital Management, Inc., located in Seattle, Washington. From 1987 to 1992 he was a portfolio manager and securities analyst for First Interstate Bank, located in Seattle, Washington, and from 1983 to 1987 he was a securities analyst for SAFECO Corporation.

Northwest Fund

The portfolio manager for the Northwest Fund is Charles R. Driggs, Vice President, SAM. Mr. Driggs has served as portfolio manager for the Fund since 1992. From 1984 through 1992, Mr. Driggs was a securities analyst for SAM specializing in banks, savings and loan institutions and the insurance industry.

Balanced Fund

The portfolio managers for the Balanced Fund are Rex L. Bentley, Vice President, SAM, and Michael C. Knebel, Vice President, SAM. Mr. Bentley was Vice President and Investment Counsel at the investment advisory firm of Badgley, Phelps and Bell Investment Counsel, Inc., from 1990 to 1995. He was a securities analyst for SAFECO Corporation from 1975 to 1983. Mr. Knebel has served as portfolio manager for certain other SAFECO mutual funds since 1989.

International Fund

The International Fund is managed by a committee of portfolio managers employed and supervised by the Sub-Adviser, Bank of Ireland Asset Management (U.S.) Limited, an investment adviser registered with the SEC. All investment decisions are made by this committee and no single person is primarily responsible for making recommendations to that committee.

Small Company Fund

The portfolio manager for the Small Company Fund is Greg Eisen. Mr. Eisen has served as an investment analyst for SAM since 1992. From 1986 to 1992, Mr. Eisen was engaged by the SAFECO Insurance Companies as a financial analyst.

Each portfolio manager and certain other persons related to SAM, the Sub-Adviser and the Funds are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by a Fund.

------------------------------

HOW TO PURCHASE SHARES
------------------------------

A completed and signed application must accompany payment for an initial purchase by mail and in all cases is necessary before a redemption can be made. Specific applications for retirement accounts must be completed and signed before any retirement account can be set up. The Funds only accept funds drawn in U.S. dollars and payable through a U.S. bank. The Funds do not accept currency. The Funds issue shares in uncertificated form, but will issue certificates for whole shares without charge upon written request. You will be required to post a bond to replace missing certificates.

THE FUNDS RESERVE THE RIGHT TO REFUSE ANY OFFER TO PURCHASE SHARES.


INITIAL PURCHASES

MINIMUM INITIAL INVESTMENT $1,000 (IRA $250).

Minimum initial investments are negotiable for retirement accounts other than IRAs.

No minimum initial investment is required to establish the Automatic Investment Method or Payroll Deduction Plan.

BY WRITTEN REQUEST

Send a check or money order made payable to No-Load Class of the applicable Fund and a completed and signed application to the address on the Prospectus cover.

BY WIRE

Call toll-free 1-800-624-5711 or, in Seattle, 545-7319 for instructions.

Not available for retirement accounts.

IN PERSON

Visit a SAFECO Investor Center. Investor Centers are located at 1409 Fifth Avenue and 4333 Brooklyn Avenue N.E. in Seattle, Washington, and at 15411 N.E. 51st Street in Redmond, Washington. A representative will assist you in completing your application.

ADDITIONAL PURCHASES

MINIMUM ADDITIONAL INVESTMENT $100 (EXCEPT DIVIDEND REINVESTMENTS).

Minimum additional investments are negotiable for retirement accounts other than IRAs.

BY WRITTEN REQUEST

Send a check or money order made payable to No-Load Class of the applicable Fund to the address on the Prospectus cover. Please specify your account number.

BY WIRE

Instruct your bank to send wires to U.S. Bank of Washington, N.A., Seattle, Washington, ABA #1250-0010-5, Account #0017-086083.

To ensure timely credit to your account, ask your bank to include the following information in its wire to U.S. Bank of Washington, N.A.:

         .       SAFECO Fund name and class name
         .       SAFECO account number
         .       Name of the registered owner(s) of the SAFECO account

Delays of purchases caused by inadequate wire instructions are not the responsibility of the Funds or SAFECO Services.

Your bank may charge a fee for wire services.

BY TELEPHONE

Call 1-800-624-5711 or, in Seattle, 545-7319. You must have previously selected this service on your account application or by written request. Not available to open a new account or for retirement accounts.

Maximum purchase $100,000 per day, minimum purchase $100 per day.

Monies will be transferred from your predesignated bank account to your existing Fund account. Your bank may charge a fee if monies are wired to your Fund account. Please allow 15 business days after selecting this service for it to be available for first use.

Telephone purchases may be unavailable from some bank accounts and non-bank financial institutions.

Please read "Telephone Transactions" on page 40 for other important information.

IN PERSON

You may complete your initial application and make additional investments in person by visiting a SAFECO Investor Center. Investor Centers are located at 1409 Fifth Avenue and 4333 Brooklyn Avenue N.E. in Seattle, Washington, and at 15411 N.E. 51st Street in Redmond, Washington. A licensed representative will be available to assist you in completing your application.

THROUGH REGISTERED SECURITIES DEALERS

You may open your account and make additional investments through a registered securities dealer who is responsible for the prompt forwarding of purchase orders. A dealer may charge a transaction fee and may place more restrictive conditions on a purchase than would apply if you purchased your shares directly from a Fund.

THROUGH REGISTERED INVESTMENT ADVISERS

Please read "Transactions Through Registered Investment Advisers" on page 41 for important information.

SHARE PURCHASE PRICE

You will buy full and fractional shares at the NAV next computed after your check, money order or wire has been received. For telephone purchase orders, you will receive the price per share calculated on the day monies are received from your bank account. See "Share Price Calculation" on page 41 for more information.

---------------------------
HOW TO REDEEM SHARES
---------------------------

BY WRITTEN REQUEST

Shares may be redeemed by sending a letter which specifies your account number, the Fund's name and applicable class, and the number of shares or dollar amount you wish to redeem. The request should be sent to the address on the Prospectus cover. The request must be signed by the appropriate number of owners and in some cases a signature guarantee may be required. In all cases, SAFECO Services must have a signed and completed application on file before a redemption can be made. See "Account Changes and Signature Requirements" on page 49 for more information.

Retirement account shareholders must specify whether or not they elect 10% federal income tax withholding from a distribution other than an "eligible rollover distribution."

BY TELEPHONE

Call 1-800-624-5711 or, in Seattle, 206-545-7319. You must have previously selected this service on your account application or by written request. Telephone redemptions are not available for retirement accounts or shares issued in certificate form. You may request that redemption proceeds be sent directly to your predesignated bank or mailed to your account address of record.

Please read "Telephone Transactions" on page 39 for other important information.

IN PERSON

Shares may be redeemed in person by visiting a SAFECO Investor Center. Investor Centers are located at 1409 Fifth Avenue and 4333 Brooklyn Avenue N.E. in Seattle, Washington, and at 15411 N.E. 51st Street in Redmond, Washington. Funds for shares redeemed in person may be mailed to your address of record, sent directly to your bank or retrieved directly from the SAFECO Investor Center once they become available.

THROUGH REGISTERED SECURITIES DEALERS

Requests for redemption of shares by wire or telephone will be accepted from registered securities dealers under agreement with each Fund's principal underwriter. The dealer may charge a transaction fee for any order processed.


THROUGH REGISTERED INVESTMENT ADVISERS

Please read "Transactions Through Registered Investment Advisers" on page 41 for important information.

PLEASE NOTE THE FOLLOWING:

If your shares were purchased by wire, redemption proceeds will be available immediately. If shares were purchased other than by wire, each Fund reserves the right to hold the proceeds of your redemption for up to 15 business days after investment or until such time as the Fund has received assurance that your investment will be honored by the bank on which it was drawn, whichever occurs first.

SAFECO Services charges a $10 fee to wire redemption proceeds. In addition, some banks may charge a fee to receive wires.

If shares are issued in certificate form, the certificates must accompany a redemption request and be duly endorsed.

Under some circumstances (e.g., a change in corporate officer or death of an owner), SAFECO Services may require certified copies of supporting documents before a redemption will be made.

SHARE REDEMPTION PRICE AND PROCESSING

Your shares will be redeemed at the NAV next calculated after receipt of your request that meets the redemption requirements of the Funds. The value of the shares you redeem may be more or less than the dollar amount you purchased, depending on the market value of the shares at the time of redemption. See "Share Price Calculation" on page 40 for more information.

Redemption proceeds will normally be sent on the next business day following receipt of your redemption request. If your redemption request is received after the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time), proceeds will normally be sent on the second business day following receipt. Each Fund, however, reserves the right to postpone payment of redemption proceeds for up to seven days if making immediate payment could adversely affect its portfolio. In addition, redemptions may be suspended or payment dates postponed if the New York Stock Exchange is closed, its trading is restricted or the Securities and Exchange Commission declares an emergency.

Due to the high cost of maintaining small accounts, your account may be closed upon 60 days' written notice if at the time of any redemption or exchange the total value falls below $100. Your shares will be redeemed at the NAV calculated on the day your account is closed and the proceeds will be sent to you.

--------------------------------------------------------------
HOW TO SYSTEMATICALLY PURCHASE OR REDEEM SHARES
--------------------------------------------------------------

Call 1-800-426-6730 or 206-545-5530, in Seattle, for more information.

AUTOMATIC INVESTMENT METHOD (AIM)

AIM enables you to make regular monthly investments by authorizing SAFECO Services to withdraw a specific amount (minimum of $100 per withdrawal per Fund) from your bank account and invest the amount in any Fund.

PAYROLL DEDUCTION PLAN

An employer or other entity using group billing may establish a self-administered payroll deduction plan in any Fund. Payroll deduction amounts are negotiable.

SYSTEMATIC WITHDRAWAL PLAN

This plan enables you to receive a portion of your investment on a monthly basis. A Fund automatically redeems shares in your account and sends you a withdrawal check (minimum amount $50 per Fund) on or about the fifth business day of every month.

--------------------------------------------------------------
HOW TO EXCHANGE SHARES FROM ONE FUND TO ANOTHER
--------------------------------------------------------------

An exchange is the redemption of shares of one SAFECO Fund and the purchase of shares of another SAFECO Fund in accounts which are identically registered; i.e., have the same registered owners and account number. For income tax purposes, depending on the cost or other basis of the shares you exchange, you may realize a capital gain or loss when you make an exchange. You may purchase shares of a SAFECO Fund by exchange only if it is registered for sale in the state where you reside. Before exchanging into another SAFECO Fund, please read its current Prospectus.

BY WRITTEN REQUEST

Shares may be exchanged by writing SAFECO Services at the address on the Prospectus cover. Please designate the SAFECO Funds and classes you wish to exchange out of and into as well as your account number. The request must be signed by the number of owners designated on your account application and in some cases a signature guarantee may be required. See "Account Changes and Signature Requirements" for more information.

If the shares you want to exchange are evidenced by certificates, the certificates must accompany the request and be duly endorsed.

Under some circumstances (e.g., a change in corporate officer or death of an owner), SAFECO Services may require certified copies of supporting documents before an exchange can be made.

BY TELEPHONE

Call 1-800-624-5711 or, in Seattle, 206-545-7319.

Exchanges by telephone must be in amounts of $1,000 or more. Telephone exchanges are not available for shares issued in certificate form.

Please read "Telephone Transactions" on page 39 for other important information.

THROUGH REGISTERED INVESTMENT ADVISERS

Please read "Transactions Through Registered Investment Advisers" on page 41 for important information.

SHARE EXCHANGE PRICE AND PROCESSING

The shares of the SAFECO Fund you are exchanging from will be redeemed at the price next computed after your exchange request is received. Normally, the purchase of the SAFECO Fund you are exchanging into is executed on the same day. However, each Fund reserves the right to delay the payment of proceeds and, hence, the purchase in an exchange for up to seven days if making immediate payment could adversely affect the portfolio of the Fund whose shares are being redeemed. The exchange privilege may be modified or terminated with respect to a Fund at any time, upon at least 60 days' notice to shareholders.

LIMITATIONS

Each Fund reserves the right to refuse exchange purchases or simultaneous order transactions by any person or group if, in SAM's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although a Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

The Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies can have on efficient portfolio management, the Funds have instituted certain policies to discourage excessive exchange and simultaneous order transactions. Exchanges and simultaneous order transactions which, in SAM's judgment, appear to follow a market-timing strategy are limited to 4 in any 12 month period per account holder (or account, in a case where one person or entity exercises investment discretion over more than one account). For purposes of these limitations a "simultaneous order transaction" is a transaction where a significant portion of an account's assets are redeemed from one SAFECO Mutual Fund and shortly thereafter reinvested into another SAFECO Mutual Fund. In order to protect the shareholders of the Funds, SAM reserves the right to exercise its discretion in determining whether a particular transaction qualifies as a simultaneous order transaction. In addition to the foregoing limitations on exchanges and simultaneous order transactions, as described above, the Funds reserve the right to refuse any offer to purchase shares.

-----------------------------
TELEPHONE TRANSACTIONS
-----------------------------

To purchase, redeem or exchange shares by telephone, call 1-800-624-5711 or, in Seattle, 206- 545-7319 between 5:30 a.m. and 7:00 p.m. Pacific time, Monday through Friday, except certain holidays. All telephone calls are tape-recorded for your protection. During times of drastic or unusual market volatility, it may be difficult for you to exercise the telephone transaction privilege.

To use the telephone purchase, redemption and exchange privileges, you must have previously selected these services either on your account application or by having submitted a request in writing to SAFECO Services at the address on the Prospectus cover. Purchasing, redeeming or exchanging shares by telephone allows the Funds and SAFECO Services to accept telephone instructions from an account owner or a person preauthorized in writing by an account owner.

Each of the Funds and SAFECO Services reserve the right to refuse any telephone transaction when a Fund or SAFECO Services, in its sole discretion, is unable to confirm to its satisfaction that a caller is the account owner or a person preauthorized by the account owner.

The Funds and SAFECO Services will not be liable for the authenticity of instructions received by telephone that a Fund or SAFECO Services, in its discretion, believes to be delivered by an account owner or preauthorized person, provided that the Fund or SAFECO Services follows reasonable procedures to identify the caller. The shareholder will bear the risk of any resulting loss. The Funds and SAFECO Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include requiring the account owner to select the telephone privilege in writing prior to first use and to designate persons authorized to deliver telephone instructions. SAFECO Services tape-records telephone transactions and may request certain identifying information from the caller.

The telephone transaction privileges may be suspended, limited, modified or terminated at any time without prior notice by the Funds or SAFECO Services. The Funds and SAFECO Services may be liable if they do not employ reasonable procedures to confirm that telephone transactions are genuine.

-----------------------------------------------------------------
TRANSACTIONS THROUGH REGISTERED INVESTMENT ADVISERS
-----------------------------------------------------------------

SAFECO Services may accept instructions for share transactions and account information changes from investment advisers who are acting on behalf of shareholders, provided that the adviser is registered under the Investment Advisers Act of 1940, has a signed agreement with SAFECO Services and has an executed power of attorney from the shareholder, in an acceptable form, on file with SAFECO Services. Advisers may charge a fee to shareholders for their services. The Trust, the Funds and SAFECO Services have no control over or involvement with, the fees charged by advisers for such services. Advisers are responsible for the prompt forwarding of instructions on shareholders' accounts to SAFECO Services and are bound by the terms of this Prospectus. The Trust, the Funds, SAFECO Services and their affiliated companies will not be responsible to any shareholder for any losses, liabilities, costs or expenses associated with any investment advice or recommendation provided by the adviser to the shareholder or for accepting and following any instructions from such adviser on the shareholder's account(s).

-----------------------------
SHARE PRICE CALCULATION
-----------------------------

The NAV of the No-Load Class shares of each Fund is computed at the close of regular trading on the New York Stock Exchange ("NYSE") (normally 1:00 p.m. Pacific time) each day that the NYSE is open for trading. NAV is determined separately for each class of shares of each Fund. The NAV of a Fund is calculated by subtracting a Fund's liabilities from its assets and dividing the result by the number of outstanding shares. In calculating the net asset value of each class, appropriate adjustments will be made to each class's NAV to reflect expenses allocated to it.

In general, portfolio securities are valued at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that trade on a stock exchange and over-the-counter are valued according to the broadest and most representative market. Securities not traded on a national exchange are valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Other assets for which market quotations are unavailable are valued at their fair value pursuant to guidelines approved by the Trust's Board of Trustees. The International Fund will invest primarily, and the other Funds may invest from time to time, in foreign securities. Trading in foreign securities will generally be substantially completed each day at various times prior to the close of the NYSE. The values of any such securities are determined as of such times for purposes of computing the Funds' net asset value. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. If quotations are not readily available, or if values have been materially affected by events occurring after the close of a foreign market, the security will be valued at fair value as determined in good faith by SAM or BIAM under procedures established by and under general supervision of the Fund's Board of Trustees. Foreign portfolio securities are valued on the basis of quotations from the primary market in which they trade. The value of foreign securities are translated from the local currency into U.S. dollars using current exchange rates.

The values of certain of the Funds' portfolio securities may be stated on the basis of quotations provided by a pricing service, unless the Board determines that such does not represent fair value. The service uses information with respect to transactions in securities, quotations from securities dealers, market transactions in comparable securities and various relationships between securities to determine values.

INTERNATIONAL FUND

Options that are traded on national securities exchanges are valued at their last sale price as of the close of option trading on such exchange. Futures contracts will be marked to market daily, and options thereon are valued at their last sale price, as of the close of the applicable commodities exchange. Forward contracts are valued at the current cost of covering or offsetting such contracts.

-------------------------------------------------------------
INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES
THAT PROVIDE SERVICES TO THE TRUST
-------------------------------------------------------------

Each Fund is a series of SAFECO Common Stock Trust, a Delaware business trust established by a Trust Instrument dated May 13, 1993. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series or classes of shares of the Trust without approval of shareholders.

In addition to the No-Load Class of shares, each Fund also offers two other classes of shares through a separate prospectus to investors who engage the services of an investment professional: Advisor Class A shares and Advisor Class B shares. Advisor Class A shares are sold subject to an initial sales charge and Advisor Class B shares are sold subject to a contingent deferred sales charge. Advisor Class A and Advisor Class B shares also incur different expenses than No-Load Class shares. Accordingly, the performance of the three classes will differ. For more information about Advisor Class A shares and Advisor Class B shares of each Fund, please call 1-800-463-8794.

Each share of a Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation except that, due to the differing expenses borne by the three classes, dividends and liquidation proceeds for each class of shares will likely differ. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

The Trust does not intend to hold annual meetings of shareholders of the Funds. The Trustees will call a special meeting of shareholders of a Fund only if required under the 1940 Act, in their discretion, or upon the written request of holders of 10% or more of the outstanding shares of the

Fund entitled to vote. Separate votes are taken by each class of shares, a Fund, or the Trust if a matter affects only that class of shares, a Fund, or the Trust, respectively.

Under Delaware law, the shareholders of the Funds will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and generally provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

Because the Trust may use a combined Prospectus to offer other classes of shares, it is possible that a Fund might become liable for a misstatement about the series of another Trust contained in a combined Prospectus. The Board of Trustees has considered this factor in approving the use of a single, combined Prospectus.

SAM is the investment adviser for each Fund under an agreement with the Trust. Under the agreement, SAM is responsible for the overall management of the Trust's and each Fund's business affairs. SAM provides investment research, advice, management and supervision to the Trust and each Fund, and, consistent with each Fund's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by each Fund and implements those decisions. Each Fund pays SAM an annual management fee based on a percentage of that Fund's net assets ascertained each business day and paid monthly in accordance with the schedules below. A reduction in the fees paid by a Fund occurs only when that Fund's net assets reach the dollar amounts of the break points and applies only to the assets that fall within the specified range:

                         GROWTH, EQUITY AND INCOME FUNDS

NET ASSETS                                                        ANNUAL FEE
$0 - $100,000,000                                                 .75 of 1%
$100,000,001 - $250,000,000                                       .65 of 1%
$250,000,001 - $500,000,000                                       .55 of 1%
Over $500,000,000                                                 .45 of 1%

                                 NORTHWEST FUND

NET ASSETS                                                        ANNUAL FEE
$0 - $250,000,000                                                 .75 of 1%
$250,000,001 - $500,000,000                                       .65 of 1%
$500,000,001 - $750,000,000                                       .55 of 1%
Over $750,000,000                                                 .45 of 1%

                                  BALANCED FUND

NET ASSETS                                                       ANNUAL FEE
$0 - $250,000,000                                                 .75 of 1%
$250,000,001 - $500,000,000                                       .65 of 1%
Over $500,000,000                                                 .55 of 1%

                               INTERNATIONAL FUND

NET ASSETS                                                       ANNUAL FEE
$0 - $250,000,000                                                1.10 of 1%
$250,000,001 - $500,000,000                                      1.00 of 1%
Over $500,000,000                                                 .90 of 1%

                               SMALL COMPANY FUND

NET ASSETS                                                       ANNUAL FEE
$0 - $250,000,000                                                 .85 of 1%
$250,000,001 - $500,000,000                                       .75 of 1%
Over $500,000,000                                                 .65 of 1%

The Trust and each Fund will bear all expenses of their organization, operations and business not specifically assumed by SAM under each Fund's management contract. Such expenses may include, among others, custody and accounting expenses, transfer agency and related expenses, distribution and shareholder servicing expenses, expenses related to preparing, printing and delivering prospectuses and shareholder reports, the expenses of holding shareholders' meetings, legal fees, the compensation of non-interested trustees of the Trusts, brokerage, taxes and extraordinary expenses.

With respect to the International Fund, SAM has a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser is a direct, wholly-owned subsidiary of the Bank of Ireland Asset Management Limited and is an indirect, wholly-owned subsidiary of Bank of Ireland. The Sub-Adviser has its headquarters at 26 Fitzwilliam Place, Dublin, Ireland, and its U.S. office at 2 Greenwich Plaza, Greenwich, Connecticut. The Sub-Adviser was established in 1987 and manages over $3 billion in assets. Because the Sub-Adviser is doing business from a location within the United States, investors will be able to effect service of legal process within the United States upon the Sub- Adviser, facilitating the enforcement of judgments against the Sub-Adviser under federal securities laws in United States courts. However, the Sub-Adviser is a foreign organization and maintains a substantial portion of its assets outside the United States. Therefore, the ability of investors to enforce judgments against the Sub-Adviser may be affected by the willingness of foreign courts to enforce judgments of United States courts.

Under the sub-advisory agreement, the Sub-Adviser is responsible for providing investment research and advice used to manage the investment portfolio of the International Fund. In return, SAM (and not the International Fund) pays the Sub-Adviser a fee in accordance with the schedule below:

NET ASSETS                                                            ANNUAL FEE

$0 - $50,000,000                                                      .60 of 1%
$50,000,001 - $100,000,000                                            .50 of 1%
Over $100,000,000                                                     .40 of 1%

The parent company of the Sub-Adviser, Bank of Ireland Asset Management Limited, is a direct, wholly-owned subsidiary of the Bank of Ireland, which engages in the investment advisory business and is located at 26 Fitzwilliam Place, Dublin, Ireland. The Bank of Ireland is a holding company whose primary subsidiaries are engaged in banking, insurance, securities and related financial services, and is located at Lower Baggot Street, Dublin, Ireland.

The distributor of the No-Load Class of each Fund's shares under an agreement with the Trust is SAFECO Securities, Inc. ("SAFECO Securities"), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SAFECO Securities receives no compensation from the Trust or the Funds for its services as distributor of the No-Load Class.

The transfer, dividend and distribution disbursement and shareholder servicing agent for the No- Load Class of each Fund under an agreement with the Trust is SAFECO Services. SAFECO Services receives a fee from each Fund for every shareholder account held in the Fund. SAFECO Services may enter into subcontracts with registered broker-dealers, third party administrators and other qualified service providers that generally perform shareholder, administrative, and/or accounting services which would otherwise be provided by SAFECO Services. Fees incurred by a Fund for these services will not exceed the transfer agency fee payable to SAFECO Services. Any distribution expenses associated with these arrangements will be borne by SAM.

SAM, SAFECO Securities and SAFECO Services are wholly-owned subsidiaries of SAFECO Corporation (a holding company whose primary subsidiaries are engaged in the insurance and financial services businesses) and are each located at SAFECO Plaza, Seattle, Washington 98185.

------------------------------------------
PERSONS CONTROLLING CERTAIN FUNDS
------------------------------------------

At June 30, 1996, SAM, a wholly-owned subsidiary of SAFECO Corporation, controlled the International and Balanced Funds. At June 30, 1996, SAFECO Corporation controlled the Small Company Fund. SAFECO Corporation and SAM have their principal place of business at SAFECO Plaza, Seattle, Washington 98185.

--------------------------------
PERFORMANCE INFORMATION
--------------------------------

The yield, total return and average annual total return of each class of a Fund may be quoted in advertisements. Yield is the annualization on a 360-day basis of a class's net income per share over a 30-day period divided by the class's NAV on the last day of the period. Total return is the total percentage change in an investment in a class of a Fund, assuming the reinvestment of dividend and capital gains distributions, over a stated period of time. Average annual total return is the annual percentage change in an investment in a class of a Fund, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time. Performance quotations are calculated separately for each class of a Fund. A Fund's portfolio turnover rate will vary from year to year. A high portfolio turnover rate involves correspondingly higher transaction costs in the form of broker commissions and dealer spreads and other costs that a Fund will bear directly.

From time to time, a Fund may advertise rankings. Rankings are calculated by independent companies that monitor mutual fund performance (e.g., CDA Investment Technologies, Lipper Analytical Services, Inc., and Morningstar, Inc.), and are reported periodically in national financial publications such as Barron's, Business Week, Forbes, Investor's Business Daily, Money Magazine, and The Wall Street Journal. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. Each Fund may also compare its performance to the performance of relevant indices.

Performance information and quoted rankings are indicative only of past performance and are not intended to represent future investment results. The yield and share price of each class of a Fund will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

----------------------------------------------------
FUND DISTRIBUTIONS AND HOW THEY ARE TAXED
----------------------------------------------------

DIVIDEND AND OTHER DISTRIBUTIONS

The Growth, Equity, Income, Northwest and Balanced Funds declare dividends on the last business day of each calendar quarter and the International and Small Company Funds declare dividends annually. Each Fund declares dividends from its net investment income (which includes accrued dividends and interest, earned discount, and other income earned on portfolio securities less expenses) and such shares become entitled to declared dividends on the next business day after shares are purchased for your account.

A shareholder's dividends and other distributions are reinvested in additional shares of the distributing Fund at net asset value per share generally determined as of the close of business on the ex-distribution date, unless the shareholder elects in writing to receive dividends or other distributions in cash and that election is provided to SAFECO Services at the address on the Prospectus cover.

The election remains in effect until revoked by written notice by the shareholder in the same manner as the distribution election. For retirement accounts, all dividends and other distributions declared by a Fund must be invested in additional shares of that Fund.

Please remember that if you purchase shares shortly before a Fund pays a taxable dividend or other distribution, you will pay the full price for the shares, then receive part of the price back as a taxable distribution.

TAXES

Each Fund intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent it distributes its net investment income and realized capital gains to its shareholders. Each Fund will inform you as to the amount and nature of dividends and other distributions to your account. Dividends and distributions declared in December, but received by shareholders in January, are taxable to shareholders in the year in which declared.

TAX WITHHOLDING INFORMATION

You will be asked to certify on your account application or on a separate form that the taxpayer identification number you provide is correct and that you are not subject to, or are exempt from, backup withholding for previous underreporting to the Internal Revenue Service.

Retirement plan distributions may be subject to federal income tax withholding. However, you may elect not to have any distributions withheld by checking the appropriate box on the Redemption Request form or by instructing SAFECO Services in writing at the address on the Prospectus cover.

If the International Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's dividends but still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders; see the Trust's Statement of Additional Information for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor. You therefore are urged to consult your tax adviser.

--------------------------------------
TAX-DEFERRED RETIREMENT PLANS
--------------------------------------

SAFECO Services offers a variety of tax-deferred retirement plans for individuals, businesses and nonprofit organizations. An account may be established under one of the following plans which allow you to defer investment income from federal income tax while you save for retirement. Many of the Funds may be used as investment vehicles for these plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs). IRAs are tax-deferred retirement accounts for anyone under age 70 1/2 with earned income. The maximum annual contribution generally is $2,000 per person ($2,250 for you and a non-working spouse). Under certain circumstances your contribution will be deductible for income tax purposes. An annual custodial fee will be charged for any part of a calendar year in which you have an IRA investment in a Fund.

SIMPLIFIED EMPLOYEE PENSION IRAs (SEP-IRAs). SEP-IRAs are easily administered retirement plans for small businesses and self-employed individuals. Annual contributions up to $22,500 may be made to SEP-IRA accounts; the annual contribution limit is subject to change. SEP-IRAs have the same investment minimums and custodial fees as regular IRAs.

403(b) PLANS. 403(b) plans are retirement plans for tax-exempt organizations and school systems to which employers and employees both may contribute. Minimum investment amounts are negotiable.

401(k) PLANS. 401(k) plans allow employers and employees to make tax-advantaged contributions to a retirement account. SAFECO Services offers a low-cost administration package that includes a prototype plan, recordkeeping, testing and employee communications. Minimum investment amounts are negotiable.

PROFIT SHARING AND MONEY PURCHASE PENSION PLANS. Each plan allows corporations, partnerships and self-employed persons to make annual, tax-deductible contributions to a retirement account for each person covered by the plan. A plan may be adopted individually or paired with another plan to maximize contributions. SAFECO Services offers an administration package for these plans. Minimum investment amounts are negotiable.

For information about the above accounts and plans, please call 1-800-278-1985.

-------------------------
ACCOUNT STATEMENTS
-------------------------

Periodically, you will receive an account statement indicating your current Fund holdings and transactions affecting your account. Confirmation statements will be sent to you after each transaction that affects your account balance. Please review the information on each confirmation statement for accuracy immediately upon receipt. If you do not notify us within 30 days of any processing error, SAFECO Services will consider the transactions listed on the confirmation statement to be correct.

-------------------------------------------
ACCOUNT CHANGES AND SIGNATURE REQUIREMENTS
-------------------------------------------

Changes to your account registration or the services you have selected must be in writing and signed by the number of owners specified on your account application as having authority to make these changes. Send written changes to SAFECO Services at the address on the Prospectus cover. Certain changes to the Automatic Investment Method and Systematic Withdrawal Plan can be made by telephone request if you have previously selected single signature authorization for your account.

You must specify on your account application the number of signatures required to authorize redemptions and exchanges and to change account registration or the services selected. Authorizing fewer than all account owners has important implications. For example, one owner of a joint tenant account can redeem money or change the account registration to single ownership without the co-owner's signature. If you do not indicate otherwise on the application, the signatures of all account owners will be required to effect a transaction. Your selection of fewer than all account owner signatures may be revoked by any account owner who writes to SAFECO Services at the address on the Prospectus cover.

SAFECO Services may require a signature guarantee for a signature that cannot be verified by comparison to the signature(s) on your account application. A signature guarantee may be obtained from most financial institutions, including banks, savings and loans and broker-dealers.

-------------------------------------------------------------------
DESCRIPTION OF STOCKS, BONDS AND CONVERTIBLE SECURITIES
-------------------------------------------------------------------

COMMON STOCKS represent equity interest in a corporation. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and overall market and economic conditions. Smaller companies are especially sensitive to these factors.

PREFERRED STOCKS are equity securities whose owners have a claim on a company's earnings and assets before holders of common stock, but after debt holders. The risk characteristics of preferred stocks are similar to those of common stocks, except that preferred stocks are generally subject to less risk than common stocks.

BONDS AND OTHER DEBT SECURITIES are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. The value of bonds and other debt securities will normally vary inversely with interest rates. In general, bond prices rise when interest rates fall, and bond prices fall when interest rates rise. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

CONVERTIBLE SECURITIES are debt or preferred stock which are convertible into or exchangeable for common stock. The value of convertible corporate bonds will normally vary inversely with interest rates and the value of convertible corporate bonds and convertible preferred stock will normally vary with the value of the underlying common stock.

-----------------------
RATINGS SUPPLEMENT
-----------------------

Ratings by Moody's and S&P represent their respective opinions as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.

DESCRIPTION OF DEBT RATINGS

Excerpts from Moody's description of its ratings:

Investment Grade:

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Below Investment Grade:

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its ratings:

Investment Grade:

AAA -- Debt which is rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Debt which is rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A -- Debt which is rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Below Investment Grade:

BB, B, CCC, CC, C -- Debt which is rated BB, B, CCC, CC, or C is predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C1 -- Debt which is rated C1 is reserved for income bonds on which no interest is being paid.

D -- Debt rated D is in payment default. Interest payment, or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The weighted average ratings of all debt securities held by the Income Fund, expressed as a percentage of total investments held during the fiscal year ended September 30, 1995, were as follows:

Moody's                          %           S&P                           %
-------                         ---          ---                          ---

                                  Investment Grade
Aaa                              -           AAA                           -
Aa                               -           AA                            -
A                               3.0          A                            1.0
Baa                             2.6          BBB                          4.6


                               Below Investment Grade
Ba                              4.0          BB                           4.7
B                               4.9          B                            3.0
Caa                              -           CCC                           .6
Ca                               -           CC                            -
Not Rated, but                               Not Rated, but
  determined to                                determined to
  be investment                                be investment
  grade                          -             grade                       -
Not Rated, but                               Not Rated, but
  determined to                                determined to
  be below                                     be below
  investment grade              3.7            investment grade           4.3


The Equity Fund did not hold any convertible debt securities during the fiscal year ended September 30, 1995.

                             SAFECO FAMILY OF FUNDS

                             STABILITY OF PRINCIPAL

                            SAFECO Money Market Fund
                        SAFECO Tax-Free Money Market Fund

                                   BOND INCOME

                   SAFECO Intermediate-Term U.S. Treasury Fund
                                SAFECO GNMA Fund
                           SAFECO High-Yield Bond Fund
                            SAFECO Managed Bond Fund

                              TAX-FREE BOND INCOME

                  SAFECO Intermediate-Term Municipal Bond Fund
                       SAFECO Insured Municipal Bond Fund
                           SAFECO Municipal Bond Fund
                     SAFECO California Tax-Free Income Fund
                   SAFECO Washington State Municipal Bond Fund

                    HIGH CURRENT INCOME WITH LONG-TERM GROWTH

                               SAFECO Income Fund

                                LONG-TERM GROWTH

                               SAFECO Growth Fund
                               SAFECO Equity Fund
                              SAFECO Northwest Fund
                              SAFECO Balanced Fund
                         SAFECO International Stock Fund
                         SAFECO Small Company Stock Fund



FOR MORE COMPLETE INFORMATION ON ANY SAFECO MUTUAL FUND, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL OR WRITE FOR A FREE PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

TO REQUEST A PROSPECTUS:

Nationwide:  1-800-426-6730
Seattle:  545-5530

FOR 24-HOUR PRICE AND PERFORMANCE
INFORMATION:

Nationwide:  1-800-835-4391
Seattle:  545-5113


FOR ACCOUNT INFORMATION OR TELEPHONE
TRANSACTIONS*:

Nationwide:  1-800-624-5711
Seattle:      545-7319
Hearing Impaired TTY/TDD Service:
1-800-438-8718

*All telephone calls are tape-
recorded for your protection.

INTERNET:    http://networth.galt.com/safeco
EMAIL:       mfunds@safeco.com


MAILING ADDRESS:

SAFECO MUTUAL FUNDS
P.O. Box 34890
Seattle, WA  98124-1890

EXPRESS/OVERNIGHT MAIL:
SAFECO Mutual Funds
No-Load Class Shares
4333 Brooklyn Avenue N.E.
Seattle, WA   98105

DISTRIBUTOR:

SAFECO Securities, Inc.